Corporate Overview 3Q2012 Exhibit 99.1

Certain matters being discussed by Local Corporation's management today include forward looking statements which are made pursuant to the Safe Harbor provisions of section 21-E of the Securities Exchange Act of 1934. Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance, management objectives and plans for future operations, our relationships with strategic or other partners, the release of new products or services or enhancements to existing products or services, our expectations regarding potential acquisitions and the future performance of past acquisitions including our ability to realize expected synergies, trends in the market for our current or planned products or services, and market acceptance of our products or services, constitute forward looking statements.

The forward looking statements include, but are not limited to, any statements containing the words "expect", "anticipate", "estimates", "believes", "should", "could", "may", "possibly", and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company's filings from time to time with the Securities and Exchange Commission. The information contained in the forward looking statements is provided as of the date of such oral statements and the company disclaims any obligation to update such statements.

This document includes the non-GAAP financial measure of "Adjusted Net Income/Loss" which we define as net income/loss excluding: provision for income taxes, interest and other income (expense), net; depreciation; amortization; stock-based compensation charges; gain or loss on warrant revaluation; net income (loss) from discontinued operations; impairment charges and non-recurring items.

Adjusted Net Income/Loss, as defined above, is not a measurement under GAAP. Adjusted Net Income/Loss is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, at the end of this presentation. Management believes that Adjusted Net Income/Loss provides useful information to investors about the company's performance because it eliminates the effects of period-to-period changes in income from interest on the company's cash and marketable securities, expense from the company's financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and non-recurring charges which are not directly attributable to the underlying performance of the company's business operations. Management uses Adjusted Net Income/Loss in evaluating the overall performance of the company's business operations.

A limitation of non-GAAP Adjusted Net Income/Loss is that it excludes items that often have a material effect on the company's net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted Net Income/Loss in conjunction with GAAP net loss and loss per share measures. The company believes that Adjusted Net Income/Loss provides investors with an additional tool for evaluating the company's core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP (as noted above), it may provide greater insight into the company's financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share.

CORPORATE OVERVIEW | 3Q2012 2 ………………..……………………………………. Forward looking statements

CORPORATE OVERVIEW | 3Q2012 3 ..……………………………..……………………………………. Local Corporation Agenda 1. Business Overview 2. Growth & Momentum 3. Growth Opportunities 4. Financial Update

CORPORATE OVERVIEW | 3Q2012 4
.………………………………….
Business Overview: Executive Summary
Founded 1999, IPO 2004: NASDAQ: LOCM
1. We connect local businesses with online consumers and generate revenue from ads
2. Ads mostly from third-parties like Google/Yahoo/ATTi etc, with an increased focus on direct customers
3. We serve over a million consumers a day across a proprietary network of 1,200 sites (web & mobile)
4. We recently completed four acquisitions to expand our platform & product suite, and have 9 patents issued and 11 pending
5.
Forecasting ~35% revenue growth 2011-2012 with $0.10/share Adjusted Net Income*
* We cannot project the non-cash gain or loss in connection with the warrant liability, and therefore cannot reasonably project our GAAP net income. See reconciliation of Adjusted Net
Income to GAAP net income at slide 22.

Traditional
Online/Digital
US$ BILLIONS
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$137.2
$117.2
85.4%
$20.0
14.6%
$149.4
$111.5
74.6%
$37.9
25.4%
Traditional Media
CAGR -1.0%
Online/Digital Media
CAGR 13.6%
2010
2015
LOCAL SEARCH
$5.1B
29.4%
CAGR
12.1%
$9.1B
35.2%
2010
2015
LOCAL DSPLAY
$2.1B
20.0%
CAGR
19.6%
$4.9B
30.0%
2010
2015
DAILY DEALS
$873
MM
CAGR
36.7%
$4,171
MM
2010
2015

local
corporation

CORPORATE OVERVIEW | 3Q2012 5 ..…………………. Business Overview: Beneficiary of Secular Trends Digital media is going local.... …& we have assets in all areas

CORPORATE OVERVIEW | 3Q2012 6
………….……….
• The ‘Soccer Mom’ demo
» Aged between 25-45 with one or more child at home
» Controls significant portion of the household spend
» Typically spends 80% of that money within 20 miles of home
• 89% of in-store purchasers in key categories have conducted online research**
• 82% of people visiting local search sites follow-up with offline action (store visit/call)**
• Soccer mom + local + commercial = ad sponsors
» ~70% of revenue is CPC; 20% subscriptions; 10% display
• 57% of Local.com and 80% of Spreebird traffic is this demo
Search Term
Click
Bids*
Premium
Plumber $9.55
282%
Plumber Los Angeles $26.91
Credit Union $0.91
235%
Seattle Credit Union $2.14
Restaurant $1.39
139%
San Francisco Restaurant $1.93
Moving Company $10.82
114%
Denver Moving Company $12.38
Divorce Attorney $11.51
209%
Divorce Attorney Las Vegas
$24.02
Auto Repair $4.18
153%
Dallas Auto Repair $6.41
Wedding Florist $1.92
147%
Orlando Wedding Florist
$2.82
Hotel $1.80
200%
New York City Hotel
$3.60
Pay-per-click rates for local versus national keyword terms…
Business Overview – Why Local Consumers Matter
* Bids as of June 25, 2012        ** TMP/Yahoo-comScore study – 2007

1 WE AGGREGATE & PUBLISH LOCAL CONTENT
2 THAT CONTENT IS INDEXED BY SEARCH ENGINES
LOCAL BUSINESS DATA (deals, coupons, product info, business content, events, activities, ratings & reviews and more)
local
MAJOR SEARCH ENGINES
Google
YAHOO!
bing
TRAFFIC
3 WE MONETIZE THAT TRAFFIC
OVER 30MM CONSUMERS PER MONTH
SEM
PROPRIETARY NETWORK OF
1,200+ SITES
$ BANNER AD (CPM) $
DIRECT CUSTOMERS
OUR PARTNERS' ADVERTISERS
SEARCH OPTIONS
$ COST-PER-CLICK (CPC) ADVERTISER SEARCH RESULTS (AD PARTNERS) $
$ BANNER AD (CPM)
$ DIRECTORY LISTING SUBSCRIPTION ADVERTISERS
$ PAY-PER-CALL
ORGANIC SEARCH RESULTS FROM OVER 12 MILLION BUSINESS LISTINGS
LOCAL REVIEWS
• Traffic x monetization = revenue

7 CORPORATE OVERVIEW | 3Q2012

7 Business Overview: Our Model …………………………………..…….……….

MONTHLY UNIQUE VISITORS (MUVs)
(LOCAL.COM AND NETWORK)

100.8M
68%
60M
Q1 - 09
Q2 -12

REGIONAL MEDIA SITES

1,200
71%
700
Q1 - 09
Q2 -12

ORGANIC TRAFFIC (MUVs)

38.6M
25% y/y
30.8M
Q2 -11
Q2 -12

MOBILE TRAFFIC (MUVs)

19.2M
368% y/y
4.1M
Q2 - 11
Q2 - 12

CORPORATE OVERVIEW | 3Q2012 8 ..……………..……………………………………. Growth & Momentum: Traffic

ORGANIC REVENUE
(DIRECT SALES EFFORT)
$2.1M
124% y/y
$4.7M
Q2 -11
Q2 -12
REVENUE/1K VISITS
(LOCAL.COM ONLY)
$194
54% y/y
$299
Q2 -11
Q2 -12
DIRECT SUBSCRIBERS
(EXACT MATCH PRODUCTS)
489
69%
828
Q3 -11
Q2 -12

local corporation

CORPORATE OVERVIEW | 3Q2012 9 ..…..……………………………………. Growth & Momentum: Monetization

LONG TERM GOALS

$ BANNER AD (CPM) $
local
Businesses
Deals
Events
Activities
Search
Near
SEARCH OPTIONS
$ COST-PER-CLICK (CPC) ADVERTISER SEARCH RESULTS (AD PARTNERS) $
$ BANNER AD (CPM)
$ DIRECTORY LISTING SUBSCRIPTION ADVERTISERS
ORGANIC SEARCH RESULTS FROM OVER 12 MILLION BUSINESS LISTINGS
$ PAY-PER-CALL
LOCAL REVIEWS

local corporation

CORPORATE OVERVIEW | 3Q2012 10
…………..……….……….
Growth Opportunities: Traffic & Monetization
• Increase monetization of traffic
» Optimize yield from ads via better analytics
» Optimize marketing spend
» Increase yield with more direct customers
– Sell more products
– Compete with better products…
• Grow traffic
» Expand network from 1,200 sites via
business development
» Increase volume of traffic per site
– New channel products e.g. real-time
product directory from Krillion acquisition
– Refine SEO to increase organic traffic
» Continue mobile expansion
– New mobile products coming in 3Q12
1. Grow organic traffic to at least
50% of overall traffic
2. Grow organic (direct) revenues to
at least 50% of overall revenues
Traffic x monetization = revenue
DIRECT
CUSTOMERS
PROPRIETARY NETWORK OF
1,200+ SITES

PRESENCE

- URL ACQUISITION (WITH ANALYTICS)
- SITE DESIGN
- CONTENT
- WEB HOSTING
- SOCIAL MEDIA
- MOBILE

REACH

- LISTINGS
- DISPLAY
- SEO
- SEM
- LEADS
- DAILY DEAL

ENGAGEMENT

coming soon

- REWARDS
- EMAIL
- SMS
- REPUTATION MANAGEMENT
- CRM BEST PRACTICES PROGRAMS
- CUSTOMER DATA

local corporation

CORPORATE OVERVIEW | 3Q2012 11
...……….
Growth Opportunities: A Complete Digital Media Solution
• Sold to small and medium sized business for $249 per month
» Sold via our own online marketing consultants today
– Ramping each month
» An incredibly flexible channel solution
– Channel sales of certain modules starting 3Q12

facebook
Murray Hill Hair Salon
MurrayHillHairSalon
Call Us Today!
212-213-3400
Fabis Hair Studio
About Us
Fabis Hair Studio Tips
How to Reach Us
Fabis Hair Studio
Specials
Testimonials
Contact Us

PRESENCE

- URL ACQUISITION (WITH ANALYTICS)
- SITE DESIGN
- CONTENT
- WEB HOSTING
- SOCIAL MEDIA
- MOBILE

local corporation

CORPORATE OVERVIEW | 3Q2012 12
..…….……….
Growth Opportunities: Case Study: Fabi’s Hair Studio
Facebook and Twitter pages engage
customers and increase awareness
Mobile-optimized site
features directions and
click-to-call
Beautiful site design and web
hosting with geo-targeted URL
and custom content
A consistent brand
and user experience
across multiple channels
add to business credibility

local
Businesses
Deals
Events
Activities
Google
murray hill hair salon
Search
Murray Hill Hair Salon Company
Places for hair salon near Murray Hill, New York, NY
Bon-Bon Salon
Dazzle Beauty Salon
Hair Salons Manhattan

REACH

LISTINGS
DISPLAY
SEO
SEM
LEADS
DAILY DEAL

local
corporation

CORPORATE OVERVIEW | 3Q2012 13
…..….……….
Growth Opportunities: Case Study: Fabi’s Hair Studio
Display ad and enhanced listing on
Local.com raise awareness in local markets
Search engine optimization ensures top
placement on major search engines
• More direct customers =
» Better monetization
» Greater margins
» Greater defensibility
» More visibility

CORPORATE OVERVIEW | 3Q2012 14
…………………..……….
Proprietary Technologies Power Our Platform
12 million SMB listings across multiple
databases to validate and enhance
business information
daily deals
personalization engine
highly scalable geo-category
domain acquisition based on
consumer usage analysis
real-time product
inventory directly from
manufacturers, retailers
9 patents issued, 11
pending in local, mobile,
data & display
feed syndication
real-time ad and data integration from multiple partners
web-based drag & drop rich
media production
product-based search feeds
integrated into multiple ad types
data aggregation and normalization technologies
web crawlers
content marketplace
Keyword DNA™ technology
display ad production, management and serving
Our powerful platform incorporates a unique combination of technologies that provide an increasingly differentiated suite of digital media solutions for a wide range of customers web hosting
search engine
optimization
daily deals
geo-targeted
display and
subscription ads
private label solutions
search engine marketing
content procurement and
management

CORPORATE OVERVIEW | 3Q2012 15
………………….……….
An Experienced Team with Strategy Discipline
Heath Clarke
Founder, Chairman & CEO
20+ yrs exp
Founded Local in ’99
VP eCommerce LanguageForce
CEO/Founder AFP (Australia)
Erick Herring
SVP Technology
Founder Townloop
CTO Feedback.com
CTO, VP Product Webvisible
CTO Adapt Technologies
Ken Cragun
CFO
20+ yrs exp
CFO Modtech
SVP MIVA
CFO ImproveNet
CFO NetCharge.com
CPA; Big 4 Exp.
Malcolm Lewis
SVP, GM Social Buying
Founder, Fablistic
SVP/GM, Local Corporation
Sr. Management, Oracle Corporation
Mike Sawtell
President & COO
20+ yrs exp
Chairman & CEO, DigitalPost Interactive
Pres. & COO , Interchange Corp. (now
Local Corporation)
COO & VP of Sales, Informative Research
Peter Hutto
SVP, Corporate Development
Co-Founder, ZeroDegrees
Managing Director, EDS & MCI
Systemhouse

$120.0M
$100.0M
$80.0M
$60.0M
$40.0M
$20.0M
$0.0M
REVENUE
$(0.96)
$(0.63)
$(0.33)
$0.21
$0.82
($0.05)
$0.10
2006
2007
2008
2009
2010
2011
2012 E
ADJUSTED NET INCOME PER SHARE

local corporation

CORPORATE OVERVIEW | 3Q2012 16
………………………….…….……….
Financial Update: Long Term Growth
• 75% YoY revenue growth (Q2’12 over Q2’11)
• ~40% CAGR 2006-2012
• 3Q12 Guidance: $24.5MM revenues and Breakeven Adjusted Net Income
• FY12 Guidance: $106MM revenues: 35% higher than 2011 and $2.2MM Adjusted Net Income
Note: See reconciliation of Adjusted Net Income to GAAP net income at slide 22.

30%
25%
20%
15%
10%
5%
0%
10.8%
11.8%
15.2%
25% E
2009
2010
2011
2012

local corporation

CORPORATE OVERVIEW | 3Q2012 17 ………………..….………. Financial Update: Organic/Direct Revenue % Near Term Target: 25% of revenue organically

CORPORATE OVERVIEW | 3Q2012 18
………...……….
Financial Update: 2Q12 Balance Sheet & Cap. Table
Key Balance Sheet Items
(in thousands)
June 30, 2012
Cash $7,103
Accounts Receivable 15,224
Total Assets 65,621
Total Debt 8,000
Total Liabilities 26,983
Shareholders Equity $38,638
June 30, 2012
Common stock 22,088
Options
(Avg. Strike $4.28)
4,508
Warrants
(Avg. Strike $7.48)
1,239
RSUs 384
PSUs 94
Fully Diluted 28,313
1. Options and warrants represent approximately $29MM in cash
Additional Data:
I. In August 2011 the Company closed on a $12 million credit facility
II. Total authorized shares 65,000,000 common and 10,000,000 preferred
III. In January 2011 the Company completed a public offering of 4.6 million shares at a price of $4.25 per share. Net proceeds of $18.2 million
1
1

CORPORATE OVERVIEW | 3Q2012 19
…………………………..…….……….
Why Invest in Local Corporation?
• Rapidly growing company in a rapidly growing market
• Beneficiary of secular trend towards online ad spend by SMBs
• Extensive technology platform and differentiated product portfolio
An Attractive Position
in Fast Growing Markets
• Growing revenue streams with considerable future growth potential
• Proprietary products that improve operating leverage over time
• Experienced executive team focused on execution with strategy discipline
Strong Operating Model
with Experienced
Leadership Team
• Yahoo/Bing dependency mitigated
• Not just a search engine – a media business
• Returned to strong growth with greater revenue diversification
Completed a Business
Transformation

CORPORATE OVERVIEW | 3Q2012 20
Thank You
Heath Clarke
Founder, Chairman & Chief Executive Officer
hclarke@local.com
Ken Cragun
Chief Financial Officer
kcragun@local.com
949.784.0800
http://www.localcorporation.com

CORPORATE OVERVIEW | 3Q2012 21
……………………………………………………………….……….……….
P&L Trend
Actual Actual Forecast
Description FY-10 FY-11 FY-12
Revenue $ 84,137 $  78,259 $ 106,000
Sequential revenue growth 49% -8% 35%
Gross Margin 37,620 29,001
Gross Margin % 45% 37%
Other Operating Expenses 33,908 43,629
Operating income (loss) 3,712 (14,628)
Interest and other income (expense) (275) (413)
Change in fair value of warrant liability 887 2,633
Income (Loss) before income taxes 4,324 (12,408)
Provision for income taxes 102 178
Net income (loss)  from continuing operations $   4,222 $ (12,586)
Income (loss) from discontinued operations (1,972)
Net income (loss) $   4,222 $ (14,558)
Adjusted Net income (loss) $ 13,775 $   (1,090) $     2,200
Weighted average shares 16,788 21,384 23,000
Net income (loss) per share from discontinued operations $   0.25 $   (0.68)
Adjusted Net income (loss) per share $     0.82 $     (0.05) $       0.10
Note: See reconciliation of Adjusted Net Income to GAAP net income at slide 22.
(in thousands, except per share amounts)

CORPORATE OVERVIEW | 3Q2012 22
……..……….
Reconciliation: Adjusted Net Income to GAAP Net Inc
Actual Actual Forecast
Description FY-10 FY-11 FY-12
Adjusted Net income (loss) $ 13,775 $   (1,090)
$      2,200*
Plus interest and other income (expense), net (275) (413) (400)
Less provision for income taxes (102) (178) (150)
Less amortization of intangibles  (5,734) (5,136) (3,500)
Less depreciation  (1,418) (3,277) (3,900)
Less stock-based compensation  (2,911) (3,663) (3,400)
Less revaluation of warrants 887 2,633 unknown
Less non-recurring charges - (1,461) (609)
Less impairment charge (6,500)
Less Rovion assets held for sale (1,972) (900)
GAAP Net income (loss) $   4,222 $(14,558) unknown
Weighted Avg Shares - Adjusted Net income (loss) 16,788 21,384
23,000*
Weighted Avg Shares - GAAP Net income (loss) 16,788 21,384
23,000*
Adjusted Net income (loss) per share $     0.82 $     (0.05)
$       0.10*
GAAP Net income (loss) per share $     0.25 $     (0.68) unknown
(in thousands, except per share amounts)